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                                                                    EXHIBIT 10.3
                             POST-CLOSING AGREEMENT

     This POST-CLOSING AGREEMENT (this "AGREEMENT") is made as of April 13, 2000, by and between (a) GEERLINGS & WADE, INC., a Massachusetts corporation (the "BORROWER") and (b) CITIZENS BANK OF MASSACHUSETTS, a Massachusetts savings bank (the "LENDER").

     All capitalized terms not defined herein but defined in the Credit Agreement, dated of even date herewith (as the same may be amended, modified, supplemented, extended or restated, from time to time, the "CREDIT AGREEMENT") by and between the Borrower and the Lender, shall have the meanings given to such terms in the Credit Agreement.

                            Preliminary Statements:
                            -----------------------

     WHEREAS, the Borrower has requested that the Lender enter into the Credit Agreement and to make certain Extensions of Credit to or for the benefit of the Borrower, as provided for therein; and

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligation of the Lender to make such Extensions of Credit that the Borrower enter into this Agreement;

     NOW, THEREFORE, in order to induce the Lender to enter into the Credit Agreement and to make such Extensions of Credit to or for the benefit of the Borrower, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees with the Lender as follows:

     1. First Deadline. By FRIDAY, APRIL 21, 2000, the Borrower shall deliver (or cause to be delivered) to the Lender the following documents, each in form and substance reasonably satisfactory to the Lender:

        1.1 the original signature of the Clerk on the Certificate of Clerk for the Borrower which was delivered on or prior to the Closing Date; and

        1.2 Certificates of foreign qualification for the Borrower, as issued by the North Carolina Secretary of State and the Texas Secretary of State.

     2. Second Deadline. By FRIDAY, MAY 12, 2000, the Borrower shall deliver (or cause to be delivered) to the Lender the following documents, each in form and substance reasonably satisfactory to the Lender:

        2.1 the Subsidiary Guaranty and the Subsidiary Security Agreement, as executed by a duly authorized officer of Geerlings & Wade of Texas, Inc., together with the signature of such officer properly witnessed and notarized thereon;
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        2.2 a copy of the resolutions of the Board of Directors of Geerlings &
Wade of Texas, Inc. authorizing (i) the execution, delivery and performance of the Financing Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, all as certified by the Secretary or an Assistant Secretary of Geerlings & Wade of Texas, Inc., which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

        2.3 a certificate of the Secretary or an Assistant Secretary of Geerlings & Wade of Texas, Inc., as to the incumbency and signature of the officers of Geerlings & Wade of Texas, Inc. executing any Financing Document to which it is a party;

        2.4 a true and complete copies of the Articles (or Certificate) of Organization (or Incorporation) and By-Laws of Geerlings & Wade of Texas, Inc., as certified by the Secretary or an Assistant Secretary of Geerlings & Wade of Texas, Inc.;

        2.5 certificates of legal existence, corporate good standing and foreign qualification for Geerlings & Wade of Texas, Inc., all of recent date issued by the appropriate Governmental Authorities;

        2.6 an executed legal opinion of Ropes & Gray, counsel to Geerlings & Wade of Texas, Inc., covering such matters related to the transactions contemplated by the Financing Documents described in subsections 2.1 to 2.5 (inclusive) of this Agreement the Lender may reasonably request;

        2.7 date-stamped carbon copies of all UCC-1 Financing Statements from the Borrower and Geerlings & Wade of Texas, Inc. in favor of the Lender, as filed with the applicable Governmental Authorities and which are necessary to perfect the security interest granted to the Lender in the collateral under the Security Documents; and

        2.8 date-stamped carbon copies of all UCC-3 termination statements necessary to terminate the Liens (other than Permitted Liens) granted by the Borrower or Geerlings & Wade of Texas, Inc. to any Person (other than the Lender).

Until such time as all of the items described in subsections 2.1 to 2.6 (inclusive) above have been completed, in accordance with the terms and conditions contained herein, the Borrower shall not, without the prior written consent of the Lender,

          (a) make any advance, loan, extension of credit or capital contribution, or purchase any stock, bonds, notes, debentures or other securities of, or any assets constituting a business unit of, or make any other investment in, Geerlings & Wade of Texas, Inc.; provided however, nothing contained herein shall prohibit the Borrower from making, in the ordinary course of its business, advances, loans, extensions of credit and/or capital contribution to Geerlings & Wade of Texas, Inc. which collectively do not exceed the aggregate sum of Fifty Thousand and 00/100 Dollars ($50,000.00); or

          (b) enter into any transaction (including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service) with Geerlings &

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     Wade of Texas, Inc., unless such transaction is otherwise (i) in the ordinary course of business; and (ii) upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate; provided, however, nothing contained in clause (ii) of this paragraph (b) shall prohibit the Borrower from continuing to provide to Geerlings & Wade of Texas, Inc., on the same terms and conditions as currently in effect, the various mailing, payroll and other administrative services that the Borrower currently provides to Geerlings & Wade of Texas, Inc.

     3. Third Deadline. By WEDNESDAY, MAY 31, 2000, the Borrower shall deliver (or cause to be delivered) to the Lender the following documents, each of which shall be in form and substance acceptable to the Lender in reasonable discretion:

        3.1 The Acknowledgment and Consent attached to the Collateral Assignment of Lease for the Canton, Massachusetts real estate, as executed the landlord of such real estate;

        3.2 Landlord's Consent and Subordination Agreements for all of the real estate leased by the Borrower (other than the Canton, Massachusetts real estate) or Geerlings & Wade of Texas, Inc., which real estate includes the following:

            3.2.1  Tempe, Arizona;
            3.2.2  Petaluma, California;
            3.2.3  Denver, Colorado;
            3.2.4  Somers, Connecticut;
            3.2.5  Tampa, Florida;
            3.2.6  Waukegan, Illinois;
            3.2.7  Boston, Massachusetts;
            3.2.8  Ann Arbor, Michigan;
            3.2.9  Bloomington, Minnesota;
            3.2.10 South River, New Jersey;
            3.2.11 Carmel, New York;
            3.2.12 Greensborough, North Carolina;
            3.2.13 Miamisburg, Ohio;
            3.2.14 Stafford, Texas;
            3.2.15 Chantilly, Virginia;
            3.2.16 Kent, Washington; and

        3.3 Certificate of Tax Good Standing for the Borrower, as issued by the Massachusetts Department of Revenue as of a recent date; and

        3.4 Certificate of Tax Good Standing for Geerlings & Wade of Texas, Inc., as issued by the Texas Department of Revenue as of a recent date.

     4. Event of Default. Notwithstanding any provision contained in any of the Financing Documents to the contrary, any failure of the Borrower to punctually perform,

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observe, comply with or satisfy any covenant, agreement or condition contained in Sections 1, 2 or 3 of this Agreement shall constitute an Event of Default under the Credit Agreement.

     5. Further Assurances. The Borrower will do all such acts, and will furnish to the Lender all such agreements, instruments, filings, certificates, legal opinions and other documents and will do or cause to be done all such other things as the Lender may reasonably request from time to time in order to effectuate the transactions contemplated in this Agreement.

     6. Miscellaneous.

        6.1 Counterparts. This Agreement may be executed in more than one counterpart, each of which taken together shall constitute one and the same instrument. This Agreement shall become effective only upon execution by all parties hereto.

        6.2 Headings. Headings appearing in this Agreement are intended for convenience only and do not constitute, and shall not be interpreted to be, a part of this Agreement.

        6.3 Notices. All notices required or permitted hereunder shall be in writing and delivered in accordance with the provisions of the Credit Agreement.

        6.4 Fees, Costs and Expenses. The Borrower agrees to pay, or to reimburse the Lender, as the case may be, on demand, for all fees, costs and expenses (including reasonable legal fees, costs and expense) incurred or paid by the Lender in connection with consummating the transactions contemplated by this Agreement.

        6.5 Successors and Assigns. The provisions of this Agreement shall be binding upon the respective heirs, successors and assigns of the parties hereto. This Agreement and any rights and remedies of the Lender hereunder may be assigned in whole or in part by the Lender at the Lender's discretion.

        6.6 WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

        6.7 Governing Law; Jurisdiction. This Agreement is executed and delivered under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. The Borrower submits itself to the non-exclusive jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and the Borrower's relationship with the Lender.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered under seal by their proper and duly authorized officers as of the day and year first above written.

WITNESS:                                GEERLINGS & WADE, INC.


/s/ [signature appears here]            By:   /s/ David R. Pearce
-------------------------------               ------------------------
Name:                                         David R. Pearce, President

WITNESS:                                CITIZENS BANK OF MASSACHUSETTS


/s/ [signature appears here]            By:   /s/ Michael T. Bulman
-------------------------------               ------------------------
Name:                                         Michael T. Bulman, Vice President


                         COMMONWEALTH OF MASSACHUSETTS

Norfolk County, ss.      April 12, 2000

     Then personally appeared the above-named David R. Pearce as President of Geerlings & Wade, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Geerlings & Wade, Inc., before me.

                                                /s/ Sharon J. Read
                                                -------------------------------
                                                Notary Public
                                                My commission expires: 12/1/00
                                                [AFFIX NOTARIAL SEAL]

                         COMMONWEALTH OF MASSACHUSETTS

Plymouth County, ss.      April 13, 2000

     Then personally appeared the above-named Michael T. Bulman as Senior Vice President of Citizens Bank of Massachusetts, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Bank of Massachusetts, before me.

                                                /s/ Christine A. Mattuchio
                                                ------------------------------
                                                Notary Public
                                                My commission expires:
                                                August 27, 2004
                                                [AFFIX NOTARIAL SEAL]

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